UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                  001-31369                 65-1051192
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    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)           Identification No.)
    incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      This Current Report on Form 8-K includes as an exhibit a press release, dated April 21, 2004, reporting that the Board of Directors of CIT Group Inc. declared a dividend of $.13 per share, payable on May 28, 2004 to shareholders of record on May 14, 2004. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1  Press release issued by CIT Group Inc. on April 21, 2004.
      99.2  Press release issued by CIT Group Inc. on April 22, 2004.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9. Regulation FD Disclosure.
                  and
Item 12. Results of Operations and Financial Measures.

      This Current Report on Form 8-K includes as an exhibit a press release, dated April 22, 2004, reporting the financial results of CIT Group Inc. as of and for the quarter ended March 31, 2004. The press release is attached as
Exhibit 99.2. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CIT GROUP INC.
                                                   (Registrant)

                                                    By: /s/ Joseph M. Leone
                                                    ---------------------------
                                                        Joseph M. Leone
                                                        Vice Chairman &
                                                        Chief Financial Officer

Dated: April 22, 2004


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